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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 13, 1998
                                                         -----------------

                             Ralphs Grocery Company
                          ----------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)




   Delaware                         33-31152                   95-4356030
---------------                    -----------               --------------
(State or Other                    (Commission               (IRS Employer
Jurisdiction of                       File                   Identification
Incorporation)                       Number)                      No.)




                           1100 West Artesia Boulevard
                            Compton, California 90220
                           ---------------------------
                              (Address of Principal
                               Executive Offices)





                                 (310) 884-9000
                          ----------------------------
                             (Registrant's telephone
                          number, including area code)


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ITEM 5.  OTHER EVENTS.

         On February 10, 1998, Food 4 Less Holdings, Inc., a Delaware corporation (the "Company") which is the parent of Ralphs Grocery Company, Fred Meyer, Inc., a Delaware corporation ("Fred Meyer"), and Quality Food Centers, Inc., a Washington corporation ("QFC"), entered into a settlement agreement (the "Settlement Agreement") with the State of California to settle potential antitrust and unfair competition claims that the State of California asserted against the Company, Fred Meyer and QFC relating to the effects of the pending mergers involving the Company and Fred Meyer and QFC and Fred Meyer (together, the "Mergers") on supermarket competition in Southern California (the "State Claims"). Without admitting any liability in connection with the State Claims, the Company, Fred Meyer and QFC agreed in the Settlement Agreement to divest 19 specific stores in Southern California. Under the Settlement Agreement, Fred Meyer must divest 13 stores within six months of closing and the balance of six stores within nine months of closing. Fred Meyer also agreed not to acquire new stores from third parties in the Southern California areas specified in the Settlement Agreement (covering substantially all of the Los Angeles metropolitan area) for five years following the date of the Settlement Agreement without providing prior notice to the State of California. If Fred Meyer fails to divest the required stores by the two dates set forth in the Settlement Agreement, Fred Meyer has agreed not to object to the appointment of a trustee to effect the required sales. The Settlement Agreement also requires Fred Meyer to pay the reasonable fees and costs of the attorneys and experts of the State of California associated with its review. Management does not believe that such divestitures will materially adversely affect Fred Meyer's business strategy, financial condition or results of operations. Notification filings relating to the Mergers were filed with the Antitrust Division of the United States Department of Justice and the United State Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and all applicable waiting periods have expired.

         The Company issued a press release dated February 13, 1998, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         7(c)     Exhibits.

                  99.1 Press Release dated as of November 13, 1998 (incorporated herein by reference to Exhibit 99.1 to the Form 8-K filed by Food 4 Less Holdings, Inc. on February 17, 1998).


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RALPHS GROCERY COMPANY



                                            By:  /s/ JOHN STANDLEY
                                               ---------------------------------
                                            Name:    John Standley
Dated: February 17, 1998                    Title:   Senior Vice President and
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX


  Exhibit 99.1 Press Release dated February 13, 1998 (incorporated herein by reference to Exhibit 99.1 to the Form 8-K filed by Food 4 Less Holdings, Inc. on February 17, 1998).




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